                          SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.____)


Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
[ ]  Confidental, For Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))

                           SUMMIT BANCSHARES, INC.
              ________________________________________________
              (Name of Registrant as Specified In Its Charter)


                  John R. Hall, Muldoon, Murphy & Faucette
                _____________________________________________
                 (Name of Person(s), Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)     Title of each class of securities to which transaction applies:
             ...................................................................
     (2)     Aggregate number of securities to which transaction applies:
             ...................................................................
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
             ...................................................................
     (4)     Proposed maximum aggregate value of transaction:
             ...................................................................

     (5)     Total fee paid:

             ...................................................................

[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount Previously Paid:
             ..............................
     (2)     Form, Schedule or Registration Statement No.:
             ..............................
     (3)     Filing Party:
             ..............................
     (4)     Date Filed:
             ..............................

                             SUMMIT BANCSHARES, INC.
                    2969 Broadway Oakland, California 94611

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held Wednesday, April 19, 1995

TO THE SHAREHOLDERS OF SUMMIT BANCSHARES, INC.:

NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and the call of its Board of Directors, an Annual Meeting of Shareholders (the "Annual Meeting") of Summit Bancshares, Inc. (the "Company") will be held at the principal offices of the Company located at 2969 Broadway, Oakland, California, on Wednesday, April 19, 1995, at 5:00 p.m., for the purpose of considering and voting upon the following matters:

      1. The election of seven (7) persons to the Board of Directors to serve until the 1996 Annual Meeting of Shareholders and until their successors are elected and qualified.

      2. The ratification of the selection of Arthur Andersen LLP to audit the financial statements of the Company for fiscal year 1995.

      3. The transaction of such other business as may properly come before the Annual meeting.

Section 2.3 of the Bylaws of the Company provides for the nomination of Directors in the following manner:

"Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the Corporation not more than sixty (60) days prior to any meeting of shareholders called for the election of Directors, no more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.2 of these Bylaws, provided, however, that if ten (10) days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be received by the President of the Corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the Corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of voting stock of the Corporation owned by the notifying shareholders. Nominations not made in accordance herewith shall be disregarded by the then chairman of the meeting, and the inspectors of election shall then disregard all votes cast for such nominee."

Only those Shareholders of record at the close of business on February 28, 1995, will be entitled to notice of and to vote at the Annual Meeting.

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU DO ATTEND THE ANNUAL MEETING AND ELECT TO VOTE IN PERSON, YOU MAY DO SO. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

Dated:  March 22, 1995, at Oakland, California.

By Order of the Board of Directors of Summit Bancshares, Inc.




SHIRLEY W. NELSON
Chairman and Chief Executive Officer

                          SUMMIT BANCSHARES, INC.
                 2969 Broadway, Oakland, California  94611


PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS
To Be Held Wednesday, April 19, 1995


INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") of Summit Bancshares, Inc., (the "Company") to be held at 2969 Broadway, Oakland, California, on Wednesday, April 19, 1995, at 5:00 p.m. and at any adjournment or adjournments thereof. THE SOLICITATION OF THE PROXY ACCOMPANYING THIS PROXY STATEMENT IS MADE BY MANAGEMENT OF THE COMPANY AND THE COSTS OF SUCH SOLICITATION, INCLUDING THE EXPENSE OF PREPARING, ASSEMBLING, PRINTING AND MAILING THIS PROXY STATEMENT AND THE MATERIAL USED IN THIS SOLICITATION OF PROXIES, WILL BE BORNE BY THE COMPANY. It is contemplated that Proxies will be solicited through the mail, but officers and regular employees of the Company may solicit Proxies personally. The Company will also request bank, brokers and others who hold shares of the Company in nominee names to distribute annual reports and proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

It is expected that this Proxy Statement, the form of Proxy and accompanying Notice will be mailed to Shareholders on or about March 22, 1995.

The matters to be considered and voted upon at the Annual Meeting will be:

      1. The election of seven (7) persons to the Board of Directors to serve until the 1996 Annual Meeting of Shareholders and until their successors are elected and qualified.

      2. The ratification of the selection of Arthur Andersen LLP to audit the financial statements of the Company for fiscal year 1995.

      3. The transaction of such other business as may properly come before the Annual Meeting.

A Proxy for use at the Annual Meeting is enclosed. Any Shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised (i) by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date or
(ii) by appearing and voting in person at the Annual Meeting. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Annual Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy.


IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON AT THE ANNUAL MEETING, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN FAVOR OF (i) THE ELECTION AS DIRECTORS OF THE NOMINEES SET FORTH HEREIN, (ii) THE RATIFICATION FOR FISCAL YEAR 1995 OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS, AND
(iii) IN THE EVENT OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDERS.

VOTING SECURITIES


On December 21, 1994, the Board of Directors established February 28, 1995, as the Shareholders' record date for the purpose of determining the Shareholders entitled to notice of and to vote at the Annual Meeting. As of February 28, 1995, there were 425,559 shares of the Company's no par value Common Stock issued and outstanding ("Common Stock").

Each holder of Common Stock entitled to notice of and to vote at the Annual Meeting will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the books of the Company as of the record date for the Annual Meeting on any matter submitted to the vote of Shareholders, except that in connection with the election of Directors, the shares are entitled to be voted cumulatively if a candidate's or candidates' name(s) have been properly placed in nomination prior to the voting and a Shareholder present at the Annual Meeting has given notice of his or her intention to vote his or her shares cumulatively. If a Shareholder has given such notice, all Shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a Shareholder to give one nominee as many votes as is equal to the number of Directors to be elected multiplied by the number of shares owned by him or her, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit. The seven
(7) nominees for Director receiving the highest number of votes shall be elected as described more fully herein.

The ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants requires the affirmative vote of at least a majority of the outstanding shares of the Company's Common Stock represented in person or by proxy at the Annual Meeting of Shareholders.


PRINCIPAL SECURITY HOLDERS


Other than Shirley W. Nelson and Thomas F. Louderback, Jr., the Company knows of no person who owns of record or beneficially, either individually or together with his or her associates, more than five per cent (5%) of the outstanding Common Stock of the Company. The holdings of Shirley W. Nelson and Thomas F. Louderback, Jr. are as follows:


                                                    Amount and
                      Name and                      Nature of
Title of              Address of                    Beneficial   Percent of
Class                 Beneficial Owner              Ownership      Class
____________________________________________________________________________
Common Stock          Thomas F. Louderback, Jr.     26,547         6.24%
                      1233 21st Street
                      Oakland, CA  94607

Common Stock          Shirley W. Nelson             77,290        17.09%
                      2969 Broadway
                      Oakland, CA  94611


SECURITY OWNERSHIP OF MANAGEMENT


The following table set forth, as of February 28, 1995, the number of shares of the Company's Common Stock which may be deemed to be beneficially owned by each Director and Nominee, the Chief Executive Officer and all Officers and Directors as a group and the percentage of the outstanding Common Stock as owned:

                                               Amount and
                   Name                        Nature of      Percent
Title of           of Beneficial               Beneficial     of
Class              Owner                       Ownership(1)   Class
_______________________________________________________________________
Common Stock       Jerrald R. Goldman, M.D.    17,019         4.00%

Common Stock       George H. Hollidge          18,152 (2)     4.26%

Common Stock       Thomas F. Louderback, Jr.   26,547 (3)     6.24%

Common Stock       Kikuo Nakahara              18,293 (4)     4.30%

Common Stock       Shirley W. Nelson           77,290 (5)    17.09%

Common Stock       Thomas H. State                 0           .00%

Common Stock       Barbara J. Williams             0           .00%

Common Stock       All Officers,
                   Directors and
                   Nominees (9 persons)      164,041         35.83%

1. Unless otherwise indicated, the named individual exercises sole voting power over the shares listed.
2.  Includes 572 shares held by Mr. Hollidge as custodian for his child.
3. This figure includes 2,750 shares held by the T. F. Louderback Corporation's pension plan.
4. Includes 220 shares held by Mr. Nakahara as custodian for his children.
5. The number of shares does not include all of the 47,250 shares subject to options under the Company's 1982 Incentive Stock Option Plan (the "ISO Plan") and the 1992 Employee and Consultant Stock Option Plan, exercisable in 10 equal yearly installments beginning July 1, 1983, of which 26,570 shares are currently exercisable but have not yet been exercised. The 26,570 shares currently exercisable are included in the number of shares beneficially owned.

PROPOSAL NO. 1
ELECTION OF DIRECTORS


The Directors have fixed the exact number of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified at seven (7). Votes will be cast pursuant to the enclosed Proxy in such a way as to effect the election of those seven
(7) nominees, or as many thereof as possible under applicable voting rules. All but one (1) nominee have been Directors of the Company since the last annual shareholders meeting. In the event that any of the nominees should be unable to serve as Director, the Proxies solicited hereby will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Management has no reason to believe that any nominee will become unavailable to serve.

The following table sets forth the names of, and certain information with respect to, the persons nominated by the Board of Directors for election as Directors:


                                      Position   Position
                                      With       With       Director  Term
Name                           Age    Company    Bank       Since     Expires
__________________________________________________________________________
Jerrald R. Goldman, M.D.       56     Nominee    Nominee     N/A       N/A

George H. Hollidge (2,3,4,5)   52     Director   Director    1981(1)   1995
                                      and        and
                                      Secretary  Secretary

Thomas F. Louderback, Jr. (2)  62     Director   Director    1981(1)   1995

Kikuo Nakahara (2,3,4,5)       62     Director   Director    1981(1)   1995
                                      and
                                      Chief
                                      Financial
                                      Officer

Shirley W. Nelson (3,6)        53     Director,  Director,   1982      1995
                                      Chairman,  Chairman
                                      and        Chief
                                      Chief      Executive
                                      Executive  Officer and
                                      Officer    President

Thomas H. State (2,3,4)        64     Director   Director    1994      1995

Barbara J. Williams (2,5)      58     Director   Director    1981(1)   1995


(1) Includes service as Director for the period during which the Company was in organization.
(2) Audit Committee member
(3) Loan Committee member
(4) Personnel Committee member
(5) Stock Option Committee member
(6) Ms. Nelson is an Ex Officio member of all committees except the Stock Option Committee.

BUSINESS EXPERIENCE


The following is a brief account of the business experience of the nominees to the Board of Directors.

GEORGE H. HOLLIDGE has been President of Hollidge Transmission, Inc., Oakland, transmission specialists, since 1980. Prior to 1980, Mr. Hollidge was a partner in Hollidge Hydramatic, transmission specialists.

JERRALD R. GOLDMAN, M. D. has been an orthopedic surgeon with offices in Oakland since 1972. Dr. Goldman is on the staff of Summit Medical Center, Oakland; Highland General Hospital, Oakland; John Muir Memorial Hospital, Walnut Creek; and San Ramon Valley Medical Center, San Ramon. He is an associate clinical professor in the Department of Orthopedics at the University of California at San Francisco and attending staff at Highland General Hospital. Dr. Goldman is also a member of the Board of Governors of the Doctors' Company, an Inter-insurance Exchange, a professional liability inter-insurance exchange doing business nationally. He is also the past Chairman of the Board of Summit Bancshares, Inc from 1981 to 1989.

THOMAS F. LOUDERBACK, JR. has been President and sole shareholder of T.F. Louderback, Inc., a corporation doing business as Bay Area Beverage Company, a wholesale beverage distributor of Coors Beer, other malt beverages, wine and mineral water for more than twenty-three years. Mr. Louderback was formerly a Regional and National Sales and Marketing Manager with National Brewing Company and a professional athlete.

KIKUO NAKAHARA has been Managing Director of IDS Tax and Business Services, a division of IDS Financial Services Inc. since 1994. Prior to this position he was a partner of Greene & Nakahara, an accounting firm in Walnut Creek since 1993, and which merged with IDS Financial Services Inc. in 1994. From 1978 to 1993 he was managing Director of Greene, Nakahara and Lew Accountancy Corporation in Oakland. He is a corporate member of Blue Shield and a speaker at continuing education courses sponsored by the California Society of Certified Public Accountants.

SHIRLEY W. NELSON has been Chairman and Chief Executive Officer of the Bank and the Company since July, 1989. Prior to this assignment she was President and Chief Executive Officer of the Bank and the Company since May, 1983

THOMAS H. STATE retired as the President and CEO of Peninsula Bank of Commerce in 1994. He began his banking career with Bank of America in the mid-1950s. From 1960 to 1973, he held various managerial positions with Central Valley National Bank and First National Bank of San Jose. In 1973, he joined Alameda First National Bank as Vice President and Advanced to Executive Vice President, and in 1980, he was recruited to serve as the start-up President and CEO for Peninsula Bank of Commerce.

BARBARA J. WILLIAMS was a histology technologist for twenty-five years and until 1980, owned a laboratory in the "Pill Hill" area of Oakland. Since 1980, Ms. Williams has been the sole proprietor of a company involved in real estate rehabilitation and investment.


COMMITTEES


The Company has a Stock Option Committee ("Option Committee") and Summit Bank, the wholly-owned subsidiary of Summit Bancshares, Inc, (the "Bank"), has a Directors' Personnel Committee ("Personnel Committee") both of which have responsibilities as described below relating to compensation of directors and executive officers. During 1994 the members of the Option Committee were George H. Hollidge, Martin C. Kauffman, Kikuo Nakahara and Barbara J. Williams. The principal function of the Option Committee is to administer the ISO Plan which was approved by the Shareholders of the Company at the Special Shareholders' Meeting held December 15, 1982 as well as the 1992 Employee and Consultant Stock Option Plan approved at the annual meeting held April 21, 1992. The Option Committee met once in 1994.

The Personnel Committee was formed in 1983 and its members during 1994 were George Hollidge, Martin C. Kauffman, Kikuo Nakahara, and Thomas H. State. The Personnel Committee is responsible for establishing the method and level of compensation of executive officers of the Bank. The Personnel Committee also reviews the performance of executive officers as well as all account officers. The Personnel Committee met four times in 1994.

The Company has a standing Audit Committee and during 1994 its members were George H. Hollidge, Thomas F. Louderback, Kikuo Nakahara, Thomas H. State, and Barbara Williams. The Audit Committee is charged with the responsibility to recommend the selection of an independent public accountant and to meet with the accountant to discuss the course and scope of the Company's audit. The Audit Committee met three times in 1994.

The Company neither has nor during 1994 had a standing compensation committee or any standing committee performing similar functions, other than the Stock Option Committee and the Directors' Personnel Committee discussed above.

The Company does not have a Nominating Committee. However, the Bylaws of the Company, as set forth in the Notice accompanying this Proxy Statement, provide a mechanism for Shareholder nomination of Directors.

The Company has a standing Loan Committee and during 1994 its members were Shirley W. Nelson, George Hollidge, Kikuo Nakahara, Thomas State and in addition Denise Dodini, the Senior Lending Officer for the Company's subsidiary, Summit Bank. This committee has overall responsibility for credit administration. The committee met 37 times during 1994.

There were eleven meetings of the Board of Directors of Summit Bancshares, Inc. from January 1, 1994, to December 31, 1994. Each Director attended at least 75% of the aggregate number of the Company's Directors' Meetings. The Bank also held eleven meetings of the Board of Directors and all of the Directors attended at least 75% of those meetings.

All of the Directors who serve on committees of the Board attended at least 75% of the aggregate number of such committee meetings.


PREVIOUS MEETINGS


Persons holding 66.91% of the outstanding shares participated in the May 17, 1994 Meeting of the Shareholders in person or by proxy. The following items were approved at that meeting:

    1. 4 nominees for Director were elected by a vote of 275,701, 2 nominees were elected by a vote of 275,591, and one nominee was elected by a vote of 271,666 (98.4% of the shares participating in the 1994 meeting).

    2. The selection of Arthur Andersen & Co. to audit the financial statements of the Company for the fiscal year 1994 was approved by a vote of 272,951 shares (98.9% of the shares participating in the 1994 meeting).

CERTAIN TRANSACTIONS


There have been no transactions since January 1, 1994, or presently proposed to which the Company or the Bank is a party in which any director, officer, nominee for director, 5% Shareholder, any relative or spouse of any such person or any relative of such spouse who has the same home as any such person, of the Company or the Bank, has or is to have a direct or indirect material interest. Excluded are any transactions where:


     A. The rate or charges involved in the transaction are determined by competitive bids, or the transaction involved the rendering of service as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority;

     B. The transaction involves services as a bank depository of funds, transfer agent, registrant, trustee under a trust indenture, or similar services;

     C. The amount involved in the transaction or series of similar transactions, including all periodic installments in the case of any lease or other agreement providing for periodic payments or installments, does not exceed $60,000; or

     D. The interest of the specified person arises solely from ownership of securities of the registrant and the specified person receives no extra or special benefit not shared on a prorated basis.


No director, officer, or nominee for director, or associate of such director, nominee or officer of the Company or the Bank was indebted to the Company or Bank during 1994 in an amount exceeding $60,000. Excluded are all amounts due to any such person for purchases which in the opinion of management are subject to usual trade terms, for ordinary travel and expense allowances and for other transactions in the ordinary course of business. Excluded loans include those made by the Bank to such persons pursuant to Federal Reserve Regulation T and which in the opinion of management are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions with other persons and not involving more than a normal risk of collectibility or presenting other unfavorable features.


LEGAL PROCEEDINGS


From time to time the Company is a party to claims and legal proceedings arising in the ordinary course of business. Currently Company has no outstanding suits brought against it.

EXECUTIVE OFFICER COMPENSATION AND
DIRECTOR COMPENSATION FOR THE COMPANY AND THE BANK


No cash compensation was paid to or accrued for any person for serving as an executive officer of the Company during 1994. Ms. Nelson is compensated by the Bank. Directors' cash fees were paid during 1994 in the following manner: $300.00 for each monthly Summit Bank Board meeting attended by each of the seven Directors; and $400 for each Regular Loan Committee meeting up to a maximum of $800.00 per month to any one Director. Total compensation paid to the Directors for 1994 was $54,200

SUMMARY COMPENSATION TABLE

The following table summarizes compensation earned in 1994, 1993 and 1992 by the Chief Executive Officer. The four other most highly paid executive officers are excluded as their total salaries and bonus did not exceed $100,000 for 1994.



                        SUMMARY COMPENSATION TABLE


                           Annual Compensation                       Awards

                                                Other Annual     Stock       All other
   Name and                Salary     Bonus     Compensation    Options    Compensation
   Principal        Year     ($)       ($)        ($) (1)       Granted    ($) (2)
   Position
Shirley W. Nelson   1994   172,500   47,339        7,200         4,000        12,500
  Chr. & CEO        1993   150,000   41,877        7,200             0        10,094
                    1992   150,000   41,350        7,200             0        10,068


(1) Automobile allowance

(2) Employer contribution to 401(k) Profit Sharing Plan

The Bank entered into an employment agreement commencing January 1, 1990, with Shirley W. Nelson, a director of the Company and the Bank, pursuant to which Ms. Nelson serves as the Chairman and Chief Executive Officer of the Bank. During the term of the agreement, Ms. Nelson will be paid an annual salary of $150,000, subject to increases at the discretion of the Board of Directors. The Board increased her annual salary to $172,500 effective
January 1, 1994 based on an annual compensation survey performed on behalf of California Bankers Association by Deloitte & Touche LLP and in recognition that Ms. Nelson's salary has not been adjusted since 1990. This comparative study reviewed various levels of compensation for officers and employees by bank asset size throughout the State of California.
In 1994, Ms. Nelson earned an additional incentive bonus of $45,000, which is included in the above cash compensation figure. Ms. Nelson also receives use of an automobile and a monthly auto allowance of $600.00. In addition, she received $2,339 during 1994 in payment of the remainder of her bonus earned in 1993. The deferred compensation amount identified in the above chart represents Ms. Nelson's vested interest in the 1994 profit sharing contribution made by the Company as outlined below under 401(K) Profit Sharing Plan.
Ms. Nelson is a participant in both the ISO Plan and the 1992 Employee and Consultant Stock Option Plan, pursuant to which Ms. Nelson has has been granted options to purchase an aggregate of 47,250 shares of Common Stock of the Company at an average per share exercise price of $11.15 in 10 equal yearly installments commencing July 1, 1983.

STOCK OPTIONS


In 1994 the following stock options were issued:



         Option Grants in Last Fiscal Year
                 Individual Grants
         _________________________________


                                                                             Potential Realization
                                                                               Value at Assumed
                              Percent of Total                                  Annual Rates of
                                  Options                                         Stock Price
                  Number of      Granted to      Exercise Price                 Appreciation for
                 Underlying     Employees in      or Base Price                   Option Term
                  Options       Fiscal Year                      Expiration  ______________________
       Name       Granted          1994             ($/sh)          Date         5%($)    10% ($)
___________________________________________________________________________________________________
Shirley W. Nelson  4,000 (1)       44.4%            $17.75         8-17-04       44,640   113,120



(1) The indicated options were granted on August 17, 1994 and vest at the rate of 10% per annum. The options were granted under the 1992 Employee and Consultant Stock Option Plan.


      1994 AGGREGATE OPTION EXERCISES AND DECEMBER 31, 1994 OPTION VALUES




                                                                         Value of
                                             Number of Shares           Unexercised
                                               Covered by               In-the-Money
                                               Unexercised                Options at
                                             Options at Dec.            Dec. 31, 1994
                                                31, 1994
                    Number of
                    Shares         Value       Exercisable/             Exercisable/
                    Acquired on   Realized     Unexercisable            Unexercisable
      Name          Exercise      ($)  (1)         (#)                    ($) (2)
_________________________________________________________________________________________
Shirley W. Nelson   13,200         98,647     23,245 / 24,005         245,465 / 210,639


     (1) Calculated as the market value of the Common Stock on the date of exercise less the applicable price.

     (2) Calculated as the difference between the market value of the Common Stock on December 31, 1994 and the exercise price of the options.

Other than life and disability insurance policies purchased for all salaried employees of the Bank, including the executive officers, the premiums of which are paid by the Bank, there are no other long term incentive plans, pension, or other employee benefit plans in existence or anticipated except the 1992 Plan discussed below, including profit sharing and group health and hospitalization plans which discriminate in scope, terms or operation in favor of officers or directors of the Company or the Bank.

STOCK PERFORMANCE CHART

The graph below compares the cumulative total stockholders return on the Company's Common Stock with the cumulative total return on the Standard & Poor's 500 Index and the Montgomery Securities' Northern California Bank Proxy, comprised of 15 Banks in Northern California (Footnote #1), for the five fiscal years commencing December 31, 1989 and ending December 31, 1994, assuming an investment of $100 and the reinvestment of any dividends.

The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of the Company's Common Stock.


                            [Graph Appears Here]

                 Summit Bank Stock Price Performance Graph



The data points depicted on the graph are as follows:

                                     Base                Fiscal Year Ended December 31,
                                     Year      1990       1991       1992      1993     1994
                                  ____________________________________________________________
Summit Bank                          $100      $98        $110       $108      $114     $182
S&P  Composite Index                  100       93         118        123       132      130
Northern California Bank Proxy        100       88          95         95       113      112




   (1) TriCo Bancshares, Exchange Bank, Redwood Empire Bancorp, Saving Bank of Mendocino, RCB Corp (River City), Union Bank, Sumitomo Bank of California, The Pacific Bank, Westamerica, Civic BanCorp, California Bancshares, Cupertino National Bank, University National Bank and Trust, Silicon Valley Bancshares, and Pacific Capital Corp.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC
ACCOUNTANTS


The firm of Arthur Andersen LLP, independent public accountants, has audited the books and records of the Bank since its organization in 1981. Audit services performed by Arthur Andersen LLP consisted of examining financial statements, preparing management letters, meetings with the Audit Committee of the Board of Directors and consulting with the Bank on accounting matters. Also, for the year ended December 31, 1994, Arthur Andersen LLP performed non-audit services for the Bank. Such non-audit services consisted of tax service, which included assistance in preparing and filing federal and state income tax returns, consultation on tax planning matters and other miscellaneous tax services.

The selection of an independent accounting firm to provide services for the Bank is approved annually by the Bank's Board of Directors. The Board of Directors desires to continue the services of Arthur Andersen LLP, and hire them as the independent accounting firm for the Bank and for the Company during the current fiscal year.

Accordingly, Shareholders are being asked to act upon a proposal to ratify the Board of Director's selection of Arthur Andersen LLP as the principal independent accounting firm to audit the books and records of the Bank and the Company and to perform other appropriate services during the current fiscal year. If the Shareholders do not approve such proposal, the Board of Directors will reconsider its action with respect to the selection of an independent accounting firm. Arthur Andersen LLP has advised the Bank that one or more of its representatives will be present at the Annual Meeting of Shareholders to make a statement if they so desire and to respond to appropriate questions.

ANNUAL REPORT TO SHAREHOLDERS

The Annual Report to Shareholders, including financial statements for the year ended December 31, 1994, is provided to you herewith. If any Shareholder should wish an additional copy of the Annual Report or a copy of the Company's Report on Form 10-K to the Securities and Exchange Commission he or she should contact Ms. Shirley W. Nelson at Summit Bancshares, Inc., 2969 Broadway, Oakland, California, 94611 (Telephone: 510 839-8800). Copies will be provided free of charge.

PROPOSALS BY SHAREHOLDERS

In accordance with the rules of the Securities and Exchange Commission, Shareholders of the Company may present proposals to the Company, subject to the certain limitations, for inclusions in the Company's Proxy Statements to be prepared in connection with its next regular Annual Meeting of Shareholders in April, 1996. Proposals must be received by January 1, 1996, to be considered for inclusion in the Proxy Statement.

OTHER BUSINESS

If any other matters come before this meeting, not referred to in the enclosed proxy, including matters incident to the conduct of the meeting, the proxy holders will vote the shares represented by the proxies in accordance with their best judgment. Management is not aware of any other business to come before their meeting, and as of the date of the preparation of this Proxy Statement, no Shareholder has submitted to management any proposals to be acted upon at the meeting.

Dated:  March 22, 1995

By Order of the Board of Directors




GEORGE H. HOLLIDGE, Secretary

                                   PROXY

         Proxy for Annual Meeting of Shareholders, April 19, 1995

Only Shareholders of record as of the close of business on February 28, 1995, are entitled to notice of and to vote at the Annual Shareholders meeting

The undersigned hereby appoints Shirley W. Nelson and George H. Hollidge and either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of the Common Stock of Summit Bancshares, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on April 19, 1995 and at any and all adjournments thereof.
1. Directors, Nominees: Jerald R. Goldman, MD, George H. Hollidge, Thomas F. Louderback, Jr., Kikuo Nakahara, Shirley W. Nelson, Thomas H. State and Barbara J. Williams. ___ FOR ALL nominees listed above; except vote withheld from the following nominees, if any:
    ____________________________________________________________________________

__    WITHHOLD AUTHORITY to vote for all nominees above.
2. Proposal to approve the appointment of Arthur Andersen LLP as public auditors for the calendar year 1995.
      ___ FOR              ___ AGAINST               ___ABSTAIN
3. In their discretion, on such other matters as may properly come before the meeting.
                                (Continued and to be signed on the reverse side)








(Continued from reverse side)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS the members of which have an interest in certain of the matters to be voted on at the meeting. This proxy will be voted as directed here; HOWEVER, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.
                         ---

                             Dated:_____________________________________________
                                   _____________________________________________
                                             (Signature of Shareholder)

                                   _____________________________________________
                                                    (Print Name)

                                   _____________________________________________
                                             (Signature of Shareholder)

                                   _____________________________________________
                                                    (Print Name)

                             Adress:____________________________________________
                                   _____________________________________________
                             Telephone: (___)___________________________________

Where stock is registered jointly in the name of two or more persons, All should sign. Please sign, date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.